RONAN STATE BANK
COMMUNITY BANK PABLO
P.O. BOX B
RONAN MT 59864

PHONE:406-676-4600

JORE INC
BOX 159
RONAN MT 59864

                                                                  CUSTOMER: 4424
                                                              AS OF:    10/12/01
                                                                          PAGE 1

                            71 TIME CERTIFICATE 15374

ORIGINAL ISSUE DATE:    09/29/99                INTEREST RATE:  4.2500%
ORIGINAL ISSUE VALUE:   51,051.60               MATURITY DATE:  09/28/02
LAST RENEWAL DATE:      09/28/01                TERM:           365 DAYS
LAST RENEWAL VALUE:     56,888.31

                                INTEREST ADVICE

INTEREST TO BE PAID ON: 10/31/01        INTEREST PAID THIS TERM: 225.22
INTEREST TO BE PAID:    225.22
ON 10/31/01, INTEREST PAID IN 2001 WILL BE 2,715.67.
INTEREST WILL BE CREDITED TO YOUR CERTIFICATE MONTHLY.

ON 11/01/01, ASSUMING NO OTHER ACTIVITY, THE PROJECTED BALANCE OF YOUR 71 TIME CERTIFICATE 15374 WILL BE 57,113.53.

RONAN STATE BANK
COMMUNITY BANK PABLO
P.O. BOX B
RONAN MT 59864

PHONE:406-676-4600

JORE INC
BOX 159
RONAN MT 59864

                                                                  CUSTOMER: 4424
                                                              AS OF:    10/12/01
                                                                          PAGE 1

                            71 TIME CERTIFICATE 15767

ORIGINAL ISSUE DATE:    12/11/00                INTEREST RATE:  4.2500%
ORIGINAL ISSUE VALUE:   69,513.62               MATURITY DATE:  09/28/02
LAST RENEWAL DATE:      09/28/01                TERM:           365 DAYS
LAST RENEWAL VALUE:     72,911.16

                                INTEREST ADVICE

INTEREST TO BE PAID ON: 10/10/01        INTEREST PAID THIS TERM: 110.37
INTEREST TO BE PAID:    110.37
ON 10/101/01, INTEREST PAID IN 2001 WILL BE 3,507.91.
INTEREST WILL BE CREDITED TO YOUR CERTIFICATE MONTHLY.

ON 10/11/01, ASSUMING NO OTHER ACTIVITY, THE PROJECTED BALANCE OF YOUR 71 TIME CERTIFICATE 15767 WILL BE 73,021.53.

                               * RENEWAL ADVICE *

YOUR CERTIFICATE MATURED ON 09/28/01. THE CERTIFICATE HAS RENEWED AND THE NEW MATURITY DATE IS 09/28/02.

IF YOU WISH TO CANCEL THE RENEWAL OF THIS ACCOUNT YOU HAVE 10 DAYS THE MATURITY DATE TO WITHDRAW PROCEEDS WITHOUT PENALTY. THANK YOU FOR CHOOSING RONAN STATE BANK PABLO COMMUNNITY BANK AS YOUR BANK.

THE INTEREST RATE FOR THE RENEWED CERTIFICATE WITH AN ANNUAL PERCENTAGE YIELD OF 4.33%.